Exhibit 10.5

                           MEMORANDUM OF UNDERSTANDING


                              Between: Ten Stix Inc
                            President: Mr Tom Sawyer
                        Vice President: Mr Tony Cranford
                                        &
                                BCD Mecanique Ltd
                     President: Mr Real Berube (not present)
                               Authorized by Proxy
                                 Mr Marcel Huard


Discussions were held on the 23rd of September 1998, at the Monte Carlo Hotel in Las Vegas concerning the following:

     1) Broadening the scope the U.S Patent Application filed by Ten Stix Inc. on the 25th of August 1997 Application serial number 08/918,944, naming as inventors Mr Tom Sawyer and Mr Tony Cranford by way of filing at least one new Continuation-In-Part (CIP) Application in the U.S.A. This new patent application will integrate at least some subject matter from International PCI Application serial number PCT/1B98/01322 filed by BCD Mecanique Ltd on the of August 1998, naming as inventors Mr Tom Sawyer, Mr Tony Cranford, Mr Marcel Huard and Mr Real Berube.

     2) The ownership of patent rights in the mentioned CIP application.

     3) The right to use improvements and additions contained in the mentioned CIP application.

Whereas Ten Stix Inc has assigned to BCD Mecanique Ltd ownership of the International Patent Application referenced above in all countries except for the USA, the parties agree as follows:

     BCD Mecanique Ltee will pay for the filing of the mentioned U.S CIP Application through and by its patent agents, Swabey Ogilvy Renault, in Montreal, Canada, and their associates attorneys in the USA.

     BCD Mecanique Ltee will endeavor to obtain a granted patent for patent claims in the mentioned CIP application to the invention disclosed in US patent application serial number 08/918,944 filed by Ten Stix mc, which patent claims are broader than the claims as originally filed.

Memorandum of Understanding
between Ten Stix inc. and BCD Mecanique Ltee

     The PCT patent application filed by BCD Mecanique Ltee describes and claims features relating to methods for controlling the bonus point indicator system and for operating an auxiliary prize game making use of the bonus point indicator system, which features are the invention of Marcel Huard and Real Berube, and consequently the latter two inventors may be named as co-inventors in the mentioned CIP application in the case that features originated by them are claimed.

     With regard to ownership of the mentioned CIP US patent application, Ten Stix Inc. shall remain owner of the patent rights with respect to all aspects of the invention as claimed in the CIP application which were explicitly disclosed in or could be readily inferred from US patent application serial number 08/918,944 filed by Ten Stix Inc.

     For those features which are disclosed in PCT/1B98/01322 and are not disclosed in or readily inferred from the mentioned US patent application serial number 08/918,944 filed by Ten Stix mc, BCD Mecanique Ltee. will be the owner of the patent rights in the USA and in other countries. BCD Mecanique grants to Ten Stix Inc the right to use any such features which may be included in Ten Stix Inc's Ten Stix 21 game for a royalty fee of $175.00 US dollars, per table, per month.

     Ten Stix Inc will not have to pay a royalty fee if the Ten Stix 21 game is in the format which is mentioned in the Cross License Agreement dated July 5th 1997.

     Notwithstanding the cross-license agreement dated July 5, 1997 entered into by Ten Stix Inc. and BCD Mecanique Ltee Ct al., BCD Mecanique Ltee, DEQ Casinos Int., and Amusements "Extra" Inc. shall have the right to use TSI's invention as defined the the mentioned cross-license agreement along with any improvements and/or additions contained in the mentioned CIP application. This right shall extend to parties licensed by BCD Mecanique Ltee to make and/or sell and/or operate products and equipment using BCD Mecanique Ltee's patented technology.

     This agreement will in no way cancel or affect any of the clauses in the cross license agreement of July 5th 1997.


It is concluded by the parties that this memorandum is an outline draft which will be drafted as an agreement contract by the lawyers of competence in this matter.

26/09/98                                                                 Page 2

Memorandum of Understanding
between Ten Stix Inc. and BCD Mecanique Ltee




Signed this 25th day of September 1998 in Las Vegas, Nevada at the Monte Carlo Hotel





BCD Mecanique Ltee                          Ten Stis Inc.
Mr. Marcel Huard                            President Mr. Tom Sawyer

By:  /s/  Marcel Huard                      By:  /s/  Tom Sawyer
   -------------------------------             ------------------------------
          Marcel Huard                                Tom Sawyer


                                            Vice President: Mr. Tony Cranford

                                            By:  /s/  Tony Cranford
                                               ------------------------------
                                                      Tony Cranford




Witness: Mr. Marcel Guillemette

By:  /s/  Marcel Guillemette
   -------------------------------
          Marcel Guillemette




26/09/98                                                                 Page 3

A.B.C.D. Electro-Mecanique Ltee
--------------------------------------------------------------------------------


     I, the undersigned, Real Berude, president of B.C.D. Mecanique Ltee, and owner of U.S. patent number 5,743,800, authorize Mr. Marcel Huard to represent B.C.D. Mecanique Ltee in the exercise of its rights and powers, to act as official proxy and is duly authorized by the company in the verification of upholding it's patent rights.


     Signed in St-Romuald, Quebec, Canada this day of 18 September 1998.


     B.C.D. Mecanique Ltee.

     By:  /s/  Real Berude
        -------------------------------------
               Real Berude



     Accepted By:  /s/  Marcel Huard
                 ----------------------------
                        Marcel Huard